EXHIBIT 10.16

                                    AMENDMENT

     Whereas, Restoration Management Company, LLC ("Restoration") entered into an agreement with Sentry Technology Corporation (the "Company") as of October 15, 1999 pursuant to which Restoration agreed to provide certain operational and financial consulting services to the Company (the "Agreement"); and

     WHEREAS, certain options issuable to Restoration at the time that the Agreement was entered into were referred to in the Agreement as "incentive stock options"; and

     WHEREAS, the Company and Restoration wish to amend the Agreement in accordance with the terms hereof;

     NOW, THEREFORE, the undersigned hereby amend the Agreement as follows:

     1. The words "incentive stock options" in the first sentence of Section 5(v) of the Agreement are hereby deleted and in their place is substituted the words "non-qualified stock options".

     2. The word "Restoration" in the first sentence of Section 5(v) of the Agreement is hereby deleted and in its place is substituted the word "Anthony H.N. Schnelling".

     3. The following sentence shall be inserted immediately following the first sentence of Section 5(v) of the Agreement:

         Such options may be assigned or transferred only to an employee or consultant of the Company or such employee or consultant's family members as defined in Section A(1)(a)(5) of the General Instructions to Form S-8 of the Securities Act of 1933.

     4. Section 5 of the Agreement shall be amended to add a subsection (viii) which shall state as follows:

        The Company shall prepare and file with the Securities and Exchange Commission, within 20 days following the filing of its annual report on Form 10K for the year ended December 31, 1999, a registration statement on Form S-8 including a reoffer prospectus with respect to the shares of common stock issuable upon exercise of the options issued pursuant to the Agreement and shall use its best efforts to cause such registration statement to become effective and remain effective during the term of such options plus, if such options are exercised in whole or in part, for one year after such exercise.


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         IN WITNESS WHEREOF, the undersigned have signed this Amendment as of the 9th day of November, 1999.


                                            SENTRY TECHNOLOGY CORPORATION


                                            By: /s/ William A. Perlmuth
                                               ---------------------------
                                                  William A. Perlmuth
                                                  Chairman of the Board

                                            RESTORATION MANAGEMENT COMPANY, LLC

                                            By: /s/ Anthony H. N. Schnelling
                                               ------------------------------
                                                   Anthony H.N. Schnelling
                                                   Managing Director